UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: September 17, 2007  (date of earliest event report)

Tidelands Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-50707	02-0570232
(Commission File Number)	(IRS Employer Identification No.)

875 Lowcountry Blvd., Mount Pleasant, South Carolina	29464
(Address of principal executive offices)	(Zip Code)

(843) 388-8433

( Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On September 17, 2007, the board of directors of Tidelands Bancshares, Inc. voted to amend and restate the bylaws to change Article 7, Section 5 in order to comply with the NASDAQ's rules that require NASDAQ-listed companies to be able to issue uncertificated shares so that they can be eligible to participate in a direct registration program. The amended and restated bylaws are attached to this Form 8-K as Exhibit 3.1

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits: The following exhibit is filed as part of this report:

Exhibit
Number	Description

3.1	Amended and Restated Bylaws of Tidelands Bancshares, Inc. as of September 17, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDELANDS BANCSHARES, INC.

Dated: September 19, 2007	By: /s/ Alan W. Jackson
Alan W. Jackson
Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

3.1	Amended and Restated Bylaws of Tidelands Bancshares, Inc. as of September 17, 2007

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